AAM Todd International Intrinsic Value ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Communication Services - 2.4%
Deutsche Telekom AG - ADR (a)	7,268	$242,824
NetEase, Inc. - ADR	2,602	335,216
		578,040

Consumer Discretionary - 8.0%
Alibaba Group Holding, Ltd. - ADR (a)	2,717	460,694
JD.com, Inc. - ADR	3,971	113,094
Naspers, Ltd. - ADR	28,111	348,295
PDD Holdings, Inc. - ADR (b)	2,101	212,306
Sony Group Corp. - ADR	4,866	107,539
Vipshop Holdings Ltd. - ADR	22,398	383,230
Yum China Holdings, Inc.	6,480	320,242
		1,945,400

Consumer Staples - 4.4%
British American Tobacco PLC - ADR	7,530	456,920
Japan Tobacco, Inc. - ADR	12,907	232,584
Koninklijke Ahold Delhaize NV - ADR	9,835	385,532
		1,075,036

Energy - 6.3%
Petroleo Brasileiro SA - Petrobras - ADR	19,442	298,240
Repsol SA - ADR	17,529	343,218
Shell PLC - ADR	3,086	237,715
TechnipFMC PLC	7,060	393,383
TotalEnergies SE	3,587	259,699
		1,532,255

Financials - 31.0% (c)
AXA SA - ADR	8,981	410,791
Banco Santander SA - ADR	54,665	696,979
Barclays PLC - ADR	25,406	679,610
BNP Paribas SA - ADR	5,870	315,043
Canadian Imperial Bank of Commerce	3,166	292,507
Chubb Ltd.	1,126	348,565
DBS Group Holdings Ltd. - ADR	2,396	446,375
HDFC Bank Ltd. - ADR	5,374	174,010
ING Groep NV - ADR	19,843	583,186
Intesa Sanpaolo SpA - ADR	8,440	357,350
Itau Unibanco Holding SA - ADR	50,771	436,122
KB Financial Group, Inc. - ADR	4,282	402,379
Manulife Financial Corp.	10,095	384,720
Mitsubishi UFJ Financial Group, Inc. - ADR	33,764	609,440
NatWest Group PLC (a)(b)	31,310	570,781
ORIX Corp. - ADR (a)	14,461	441,494
Standard Bank Group Ltd. - ADR	20,859	389,333
		7,538,685

Health Care - 10.4%
Fresenius Medical Care AG - ADR	11,072	251,335
Medtronic PLC	3,680	378,893
Novartis AG - ADR	3,750	557,550
Sanofi SA - ADR	5,352	251,758
Shionogi & Co. Ltd. - ADR	29,441	300,887
Smith & Nephew PLC - ADR (a)	7,659	261,478
Teva Pharmaceutical Industries Ltd. - ADR (a)(b)	15,367	523,707
		2,525,608

Industrials - 19.8%
AerCap Holdings NV	4,082	586,420
Ashtead Group PLC - ADR	2,396	151,811
BAE Systems PLC - ADR	3,307	359,405
Brambles Ltd. - ADR	8,477	264,398
Cie de Saint-Gobain SA - ADR	11,756	232,416
Hitachi Ltd. - ADR (a)	10,044	349,029
ITOCHU Corp. - ADR	35,156	450,700
Komatsu Ltd. - ADR	9,204	352,881
Marubeni Corp. - ADR	1,874	620,669
Prysmian SpA - ADR	7,515	446,015
Techtronic Industries Co. Ltd. - ADR (a)	5,889	401,806
Vinci SA - ADR	7,951	285,441
ZTO Express Cayman, Inc. - ADR	13,679	299,980
		4,800,971

Information Technology - 8.7%
Amdocs Ltd.	2,142	175,516
Capgemini SE - ADR	5,708	177,119
Fujitsu Ltd. - ADR	19,044	528,471
Lenovo Group Ltd. - ADR	9,823	222,098
NXP Semiconductors NV	978	221,165
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,517	501,460
Tokyo Electron Ltd. - ADR	2,129	283,114
		2,108,943

Materials - 6.7%
CRH PLC	3,674	449,734
Heidelberg Materials AG - ADR (a)	6,563	360,374
Rio Tinto PLC - ADR	4,248	386,696
Vale SA - ADR (a)	27,346	439,450
		1,636,254

Real Estate - 1.0%
Daiwa House Industry Co. Ltd. - ADR	7,034	239,578

Utilities - 1.1%
Veolia Environnement SA - ADR	14,254	267,405
TOTAL COMMON STOCKS (Cost $16,207,256)		24,248,175

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.0%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	3,413,166	3,413,166
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,413,166)		3,413,166

MONEY MARKET FUNDS - 0.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (d)	38,805	38,805
TOTAL MONEY MARKET FUNDS (Cost $38,805)		38,805

TOTAL INVESTMENTS - 114.0% (Cost $19,659,227)		27,700,146
Liabilities in Excess of Other Assets - (14.0)%		(3,395,115)
TOTAL NET ASSETS - 100.0%		$24,305,031

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $3,302,182, or 13.6% of Net Assets.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

AAM Todd International Intrinsic Value ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$24,248,175	$–	$–	$24,248,175
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,413,166
Money Market Funds	38,805	–	–	38,805
Total Investments	$24,286,980	$–	$–	$27,700,146

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,413,166 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.